			SECOND AMENDMENT TO CREDIT AGREEMENT


	THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of April 27, 1994, is entered into by and among AST RESEARCH, INC., a Delaware corporation (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent"), Co-Agent and Issuing Bank, NATIONAL WESTMINSTER BANK PLC, as Co-Agent, and the several financial institutions party to the Credit Agreement (collectively, the "Banks").

	                            RECITALS

	A. The Company, the Banks, the Co-Agents and the Administrative Agent are parties to a Credit Agreement dated as of September 30, 1993, as amended by the First Amendment to Credit Agreement dated as of March 30, 1994 (as so amended, the "Credit Agreement"), pursuant to which the Banks have extended certain credit facilities to the Company.

	B. The Company has requested that the Administrative Agent, the Co-Agents and the Banks agree to certain amendments of the Credit Agreement.

	C. The Administrative Agent, the Co-Agents and the Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

	NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

	1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

	2.  Amendments to Credit Agreement.

		(a) The following definitions of the terms "Addendum" and "Additional Bank" shall be and hereby are added to Section 1.1 of the Credit Agreement, in appropriate alphabetical order:

	"`Addendum' has the meaning specified in Section 2.15.

	`Additional Bank' shall mean each commercial bank acceptable to the Administrative Agent and the Company which hereafter becomes a party to this Agreement in accordance with the provisions of Section 2.15."

		(b)  The definition of the term "Agreement" contained in Section
1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

	"`Agreement' means this Credit Agreement, including all Schedules and Exhibits hereto, as amended, supplemented or modified from time to time, including by each Addendum."

		(c) The definition of the term "Aggregate Commitment" contained in Section 1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

	"`Aggregate Commitment' means at any time an amount equal to the aggregate amount set forth opposite the Banks' names in
	Schedule 2.1 under the heading "Commitments" at such time plus, in the case of each Additional Bank, the Commitment amount set forth in the Addendum at such time with respect to such Additional Bank; as such amount may be reduced from time to time pursuant to this Agreement."

		(d) The first sentence of the definition of the term "Banks" contained in Section 1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, such sentence reads as follows:

	"`Banks' means the several financial institutions from time to time parties to this Agreement, including pursuant to an Addendum."

		(e)  The definition of the term "Cash Collateral" contained in
Section 1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

	"'Cash Collateral' means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, the Co-Agents, the Issuing Bank and the Banks, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meaning."

		(f)  The definition of the term "Co-Agent" contained in Section
1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

	"`Co-Agent' means each of BofA, National Westminster Bank
	Plc, CIBC Inc. and Shawmut Bank, N.A., in their capacity as co-agents for the Banks."

		(g) The definition of the term "Commitment Percentage" contained in Section 1.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

	"`Commitment Percentage' means, as to any Bank at any time, the percentage equivalent of such Bank's Commitment divided by the Aggregate Commitment at such time. The initial Commitment Percentage of each Bank is set forth opposite such Bank's name in
	Schedule 2.1 under the heading "Commitment Percentage" and, in the case of each Additional Bank, the Commitment amount set forth in the Addendum with respect to such Additional Bank."

		(h) The first sentence of Section 2.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

	"Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Committed Loans to the Company from time to time on any Business Day during the period from the Closing Date to the Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite the Bank's name in Schedule 2.1 under the heading "Commitments" and, in the case of each Additional Bank, the Commitment amount set forth in the Addendum with respect to such Additional Bank (such amount as the same may be reduced pursuant to Section 2.6 or as a result of one or more assignments pursuant to subsection 11.7(a), the Bank's "Commitment"); provided, however, that, after giving effect to any Borrowing of Committed Loans, the Effective Amount of all outstanding Loans together with the Effective Amount of the Letter of Credit (if outstanding) shall not exceed the Aggregate Commitment."

		(i) Section 2.10 shall be amended by adding the following to the end thereof:

		"(d) Second Amendment Arrangement Fee. The Company shall pay to BA Securities, Inc. and National Westminster Bank Plc fees as set forth in letter agreements dated the date of the Second Amendment to Credit Agreement relating to this Agreement."

		(j) The following Section 2.15 shall be and hereby is added to Article 2 of the Credit Agreement, immediately after Section 2.14 thereof:

		"2.15 Additional Banks. Additional Banks may become parties to this Agreement by means of the execution and delivery by each such Additional Bank, the Company and the Administrative Agent of a duly completed addendum (each, an "Addendum") substantially in the form of Exhibit O hereto; provided, however, that with respect to each such Addendum (a) the Aggregate Commitment shall not exceed three hundred million dollars ($300,000,000), taking into account the Commitment of the Additional Bank executing such Addendum, and (b) on the Effective Date (as that term is defined in the Addendum) of such Addendum, no Default or Event of Default shall exist or shall result from the execution and delivery of such Addendum."

		(k) The following subsection (d) shall be and hereby is added to Section 4.4 of the Credit Agreement, immediately after subsection (c) thereof:

		"(d) upon (i) any Additional Bank becoming a party hereto pursuant to an Addendum, or (ii) any Bank increasing its Commitment pursuant to Section 11.1 hereof, the Company agrees to reimburse each Bank on demand for any loss, cost or expense which such Bank may sustain or incur, including any such loss, cost or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Committed Loans or CD Rate Loans hereunder or from fees payable to terminate the deposits from which such funds were obtained."

		(l) The introductory clause to Section 7.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, such introductory clause reads as follows:

		"7.1 Financial Statements. The Company shall deliver to the Administrative Agent and each Bank in form and detail satisfactory to the Majority Banks:"

		(m) Section 8.15 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

		"8.15 Sale and Leaseback Agreement. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any sale and leaseback agreement covering any of its fixed or capital assets. The Company covenants and agrees that the real property located at the northeast corner of Alton Parkway and Laguna Canyon Road in Irvine, California, together with all improvements erected thereon, and all personal property now or hereafter located on such property shall remain owned by the Company or by any other entity in which the Company maintains at least a 70% ownership interest and which is a Subsidiary of the Company. This Section 8.15 shall not be deemed to prohibit the sale and leaseback of such property so long as the lessee is the Company or any other entity in which the Company maintains at least a 70% ownership interest and which is a Subsidiary of the Company or the sale and leaseback of the real property located at 11/F Floor, Vanta Industrial Centre, Kwai Chung, N.T., Hong Kong, together with all improvements erected thereon."

		(n) Section 10.10 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

		"10.10 Co-Agents. None of the Co-Agents shall, as such, have any right or power (except as otherwise expressly provided herein), nor any obligation, liability, responsibility or duty (express or implied, including any fiduciary duty) under this Agreement other than those applicable to all Banks as such. Each Bank acknowledges that it has not relied, and will not rely, on any of the Co-Agents so identified in deciding to enter into this Agreement or in taking or not taking action hereunder."

		(o) Section 11.1 of the Credit Agreement shall be and hereby is amended and restated in its entirety so that, as amended and restated, it reads as follows:

		"11.1 Amendments and Waivers. Subject to the final paragraph of this Section 11.1, no amendment or waiver of any provision of this Agreement or any other Loan Document and no consent with respect to any departure by the Company therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment or consent shall, unless in writing and signed by all the Banks, do any of the following:

		(a) subject to the final paragraph of this Section 11.1, increase or extend the Commitment (and/or the L/C
	Commitment) of any Bank or subject any Bank to any additional obligations;

		(b) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due hereunder or under any Loan Document;

		(c) reduce the principal of, or the rate of interest specified herein on any Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

		(d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which shall be required for the Banks or any of them to take any action hereunder; or

		(e)  amend this Section 11.1 or Section 2.14;

	and, provided, further, that (A) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document, and (B) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the affected Co-Agent, in addition to the Majority Banks, affect the rights or duties of the Administrative Agent or such Co-Agent under this Agreement.

		Notwithstanding the foregoing, (i) each Bid Loan Lender may, in its sole discretion, if there exists no Default or Event of Default, and without the consent or signature of the Administrative Agent or any other Bank (provided, however, that prompt notice thereof is provided by such Bid Loan Lender to the Administrative Agent), accept any prepayment on account of any such Bid Loan Lender's Bid Loans, (ii) the Issuing Bank and the Company may, from time to time, if there exists no Default or Event of Default, and without the consent or signature of the Co-Agents or any other Bank, amend the Letter of Credit to increase or decrease the face amount thereof or extend the expiry date thereof; provided, however, that the face amount thereof shall at no time exceed $75,000,000, nor shall the expiry date thereof be later than September 30, 1996, without the consent of all of the Banks, and (iii) the Administrative Agent, the Company and any Bank (the "Affected Bank") may, from time to time, if there exists no Default or Event of Default, and without the consent or signature of the Co-Agents or any other Bank (provided, however, that prompt notice thereof is provided by the Administrative Agent to the Co-Agents and such other Banks), increase the Commitment of the Affected Bank by amending Schedule 2.1, provided, however, that with respect to each such increase, the Aggregate Commitment shall not exceed three hundred million dollars ($300,000,000), taking into account such increase, and provided, further, that the Affected Bank shall, as of the date of the increase of the Affected Bank's Commitment (A) make available to the Administrative Agent in immediately available funds, for the account of the other Banks, the amount necessary to purchase from the other Banks such participations in the Committed Loans made by them and outstanding as shall be necessary to cause the Affected Bank to share the Committed Loans ratably with each of them after taking into account the increase in the Affected Bank's
	Commitment, and (B) be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in the Letter of Credit and each drawing thereunder in an amount equal to the product of (I) its Commitment
	Percentage, times (II) the maximum amount available to be drawn under the Letter of Credit and the amount of such drawing, respectively, and, as of the date of the increase of the Affected Bank's Commitment, make available to the Administrative Agent in immediately available funds, for the account of the Issuing Bank, the amount necessary to purchase from the Issuing Bank such participation in any drawing under the Letter or Credit (the Administrative Agent will keep records, which shall be conclusive and binding in the absence of manifest error, of participations purchased by an Affected Bank and will in each case notify the other Banks following any such purchases)."

	(p) Section 11.14 of the Credit Agreement shall be and hereby is amended by inserting after the phrase "subsections 2.10(a)," the following:
"2.10(d),".

	(q) Schedule 2.1 to the Credit Agreement shall be and hereby is superseded and replaced by Schedule 2.1 attached to this Amendment.

	(r) Exhibit O attached to this Amendment shall be and hereby is added to the Credit Agreement as Exhibit O thereto.

	(s)  CIBC Inc. and Shawmut Bank, N.A. are hereby added as Co-
Agents for the Banks under the Credit Agreement, and all references to the Co-Agents in the Credit Agreement shall refer to them, as well as Bank of America National Trust and Savings Association and National Westminster Bank Plc, in their capacity as Co-Agents.



	3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks as follows:

		(a) No Default or Event of Default has occurred and is continuing.

		(b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

		(c) All representations and warranties of the Company contained in the Credit Agreement are true and correct.

		(d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Banks or any other person.

	4. Effective Date. This Amendment will become effective as of April 27, 1994 (the "Effective Date"), provided that each of the following conditions precedent has been satisfied:

		(a) The Administrative Agent has received from the Company and each of the Banks a duly executed original of this Amendment.

		(b) The Administrative Agent has received from the Company a copy of a resolution passed by the board of directors of the Company, certified by the Secretary or an Assistant Secretary of the Company as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

		(c) The Administrative Agent has received from the Company the fees set forth in the separate "Second Amendment Fee Letter Agreement" dated on or about the date hereof, which fees are payable to the Banks that increased their Commitments pursuant hereto and are a percentage of such increased amount, and which fees the Company hereby covenants to pay to the Administrative Agent on demand.

		(d) The Administrative Agent has received from the Company executed copies of additional separate letter agreements dated on or about the date hereof, pursuant to which the Company covenants to pay to BA Securities, Inc. and National Westminster Bank Plc, as arrangers, certain other fees, as provided therein.

For purposes of this Section 4, the Administrative Agent may receive and rely upon, in lieu of originals, legible telefacsimile copies of any and all documents required to be delivered hereunder. For purposes hereof, the transmission of any such executed document by telefacsimile shall constitute the delivery of an original thereof.

	5.  Miscellaneous.

		(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

		(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

		(c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

		(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterpartstogether shall constitute but one and the same instrument.

		(e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 11.1 of Agreement.

		(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

		(g) Company covenants to pay to or reimburse the Administrative Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, execution and delivery of this Amendment and the other documents contemplated hereby.

		IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

				AST RESEARCH, INC.


				By:_____________________________
				Title:	Senior Vice President and
					Chief Financial Officer


				By:_____________________________
				Title:	Vice President, Legal &
					Treasury Operations


				BANK OF AMERICA NATIONAL TRUST AND SAVINGS
				ASSOCIATION, as Administrative Agent and
				Co-Agent


				By:_____________________________
				Title:	Vice President


				BANK OF AMERICA NATIONAL TRUST AND SAVINGS
				ASSOCIATION, as a Bank and Issuing Bank


				By:_____________________________
				Title:	Vice President


				NATIONAL WESTMINSTER BANK PLC, as a Bank and as Co-Agent


				By:_____________________________
				Title:


                 		SHAWMUT BANK, N.A., as a Bank
				and as Co-Agent


				By:_______________________________
				Title:

				CIBC INC., as a Bank and as
				Co-Agent


				By:______________________________
				Title:


				BANQUE NATIONALE DE PARIS


				By:_____________________________
				Title:

				By:_____________________________
				Title:


				SANWA BANK CALIFORNIA


				By:_____________________________
				Title:


				CITICORP USA, INC.


				By:_______________________________
				Title:


				COMMONWEALTH BANK OF AUSTRALIA


				By:_____________________________
				Title:


				THE INDUSTRIAL BANK OF JAPAN,
				LTD., LOS ANGELES AGENCY


				By:_______________________________
			 	Title:


				THE LONG-TERM CREDIT BANK OF
				JAPAN, LTD., LOS ANGELES AGENCY


				By:_______________________________
				Title:


				SCHEDULE 2.1

				COMMITMENTS


						Commitment	Commitment
	Banks	  				Amount  	Percentage
Bank of America National Trust and		$45,000,000	16.363636363
  Savings Association

National Westminster Bank Plc			$45,000,000	16.363636363

CIBC Inc.					$40,000,000	14.545454545

Shawmut Bank, N.A.				$40,000,000	14.545454545

Banque Nationale de Paris			$20,000,000	 7.272727273

Sanwa Bank California				$20,000,000	 7.272727273

Citicorp USA, Inc.				$20,000,000	 7.272727273

Commonwealth Bank of Australia			$15,000,000	 5.454545455

The Industrial Bank of Japan, Ltd.,		$15,000,000	 5.454545455
  Los Angeles Agency

The Long-Term Credit Bank	 		$15,000,000	 5.454545455
  of Japan, Ltd., Los Angeles Agency

                Total			       $275,000,000   100.000000000%2


	EXHIBIT O


	ADDENDUM


     The undersigned __________________________________ (the "Additional
Bank") is executing and delivering this Addendum pursuant to Section 2.15 of the Credit Agreement dated as of September 30, 1993 (as amended from time to time, the "Credit Agreement"), among AST Research Inc. (the "Company"), the Banks party thereto (the "Banks"), Bank of America National Trust and Savings Association, as Administrative Agent (in such capacity, the "Administrative Agent"), Co-Agent and Issuing Bank and National Westminster Bank Plc, CIBC Inc. and Shawmut Bank, N.A., as Co-Agents. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms as set forth in the Credit Agreement.

     1. On the Effective Date (as defined below), the Additional Bank hereby agrees to, and hereby does, become and shall be a Bank under and a party to the Credit Agreement. The Additional Bank shall be entitled to the rights and benefits of the Credit Agreement and the other Loan Documents and, to the extent of its percentage interest, have the obligations of a Bank under the Credit Agreement as if it had been named therein as a Bank and was originally a party thereto. The Additional Bank's Commitment and Commitment Percentage shall be as follows:

          Commitment                    $_____________
          Commitment Percentage         _____________%

The Additional Bank shall purchase from the other Banks such participations in the Committed Loans made by them and outstanding on and as of the Effective Date as shall be necessary to cause the Additional Bank to share the Committed Loans ratably with each of them as of the Effective Date. The Additional Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in the Letter of Credit and each drawing thereunder in an amount equal to the product of (i) its Commitment Percentage, times (ii) the maximum amount available to be drawn under the Letter of Credit and the amount of such drawing, respectively. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant hereto and will in each case notify the Banks following any such purchases.

     2. This Addendum will become effective as of _____________, 199__ (the "Effective Date"); provided, that each of the following conditions precedent has been satisfied:

          (a) Following the execution of this Addendum by the Additional Bank, it will be delivered to the Administrative Agent and the Company for acceptance and, in the case of the Administrative Agent, recording; provided, however, that this Addendum shall not be effective until accepted by the Administrative Agent and the Company.

          (b) The Additional Bank shall make available to the Administrative Agent in immediately available funds, for the account of the Banks, the amount necessary to fund the purchase of participations set forth in Paragraph 1 above.

          (c) The Company shall execute and deliver to the Additional Bank a Bid Note in the stated principal amount of the Additional Bank's Commitment.

          (d) The Administrative Agent has received from the Company, for the account of the Additional Bank, such fee as may be set forth in a separate letter agreement dated on or about the Effective Date, which fee (if any) the Company hereby covenants to pay to the Administrative Agent on demand.

     3. From and after the Effective Date, except to the extent otherwise provided in the Credit Agreement, the Administrative Agent will make all payments under the Credit Agreement which are payable to the Administrative Agent for the account of the Banks to the appropriate Banks severally in proportion to their respective percentages determined after giving effect to this Addendum, pro rated as appropriate, when payment is due.

     4. The Additional Bank (a) confirms that it has received a copy of the Credit Agreement, the First Amendment thereto dated March 30, 1994, the Second Amendment thereto dated April 27, 1994 and all subsequent amendments, and all other Loan Documents, together with copies of such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter this Addendum; (b) agrees that it will, independently and without reliance upon Administrative Agent, any Co-Agent or any Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (c) appoints and authorizes Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees to indemnify the Agent-Related Persons and the Co-Agent-Related Persons pursuant to Section
10.7 of the Credit Agreement, regardless of whether the action, omission to act, occurrence or event giving rise to such indemnification occurred prior to or after the Effective Date, and (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by a Bank thereunder.

     5.  The following administrative details apply to the Additional Bank:

        (a)  Offshore Lending Office:

            Additional Bank name: ________________
            Address: _____________________________
                     _____________________________
                     _____________________________
            Attention: ___________________________
            Telephone: (   ) _____________________
            Fax:       (   ) _____________________
            Telex: _______________________________

        (b)  Domestic Lending Office:

             Additional Bank name: ________________
             Address: _____________________________
                      _____________________________
                      _____________________________
             Attention: ___________________________
             Telephone: (   ) _____________________
             Fax:       (   ) _____________________
             Telex: _______________________________

        (c)  Notice Address:

             Additional Bank name: ________________
             Address: _____________________________
                      _____________________________
                      _____________________________
             Attention: ___________________________
             Telephone: (   ) _____________________
             Fax:       (   ) _____________________
             Telex: _______________________________

        (d)  Payment Instructions:

             Account No.:  ________________________
             At: __________________________________
                 __________________________________
                 ___________________________________
             Reference: ___________________________
             Attention: ___________________________

     6. This Addendum shall be governed by, and construed in accordance with, the laws of the State of California.


     IN WITNESS WHEREOF, the Additional Bank has executed and delivered this Addendum as of the ___ day of ___________, 199__.


                                      [NAME OF ADDITIONAL BANK]


                                      By:________________________

                                      Title: ____________________





Accepted this __ day                 Accepted this __ day
of ___________, 199_                 of ___________, 199_


BANK OF AMERICA NATIONAL TRUST       AST RESEARCH, INC.
   AND SAVINGS ASSOCIATION
   as Administrative Agent


By: _______________________          By: _______________________
     Vice President                  Title:_____________________


				     By: _______________________
				     Title:_____________________




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